SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 24, 2001


                           INNOVATIVE MEDICAL SERVICES
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             (Exact name of registrant as specified in its charter)

                 California                        33-0530289
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         (State or other jurisdiction           (I.R.S. Employer
       of incorporation or organization)       Identification No.)

                 1725 Gillespie Way, El Cajon, California 92020
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               (Address of principal executive offices)(Zip Code)

                                 (619) 596 8600
                                -----------------
              (Registrant's telephone number, including area code)



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EXPLANATORY NOTE ON AMENDMENT

The Registrant has filed this Amendment in response to comments received from the staff of the U.S. Securities and Exchange Commission. The Amendment has revised the following sections:

        Exhibits



Item 5.  Other Information

Officers of the Registrant, including its President Michael Krall, and Andrew Arata, the inventor of Axenhol and president of IMS's wholly owned subsidiary, ETI-H2O Corp., made their own, separate presentation of information to shareholders of NVID International Inc., attending the NVID annual meeting in Clearwater, Florida on May 21, 2001.

The presentation was to address apparent discrepancies between recent statements made by NVID in its annual report and other Securities and Exchange Commission filings relative to Manufacturing, Licensing And Distribution Agreement by and between NVID International, Inc., Innovative Medical Services, ETI H20, Inc., dated March 26, 2000 as well as the previously disclosed current status of testing, selling and various regulatory applications relative to Axenohl.

The Registrant has filed the Manufacturing, Licensing And Distribution Agreement by and between NVID International, Inc., Innovative Medical Services, ETI H20, Inc., dated March 26, 2000 as an exhibit to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

(C)  Exhibits

      10.2 Manufacturing, Licensing And Distribution Agreement by and between NVID International, Inc., Innovative Medical Services, ETI H20, Inc., dated March 26, 2000




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

INNOVATIVE MEDICAL SERVICES
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(Registrant)

By /s/   Michael L. Krall
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         Michael L. Krall,   President
         October 17, 2001

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